Exhibit 99.2

Investment Portfolio State Street As of September 30, 2009 October 20, 2009

Asset-backed securities (ABS) Mortgage-backed securities Commercial mortgage-backed securities (CMBS) $31 billion $57 billion $10 billion Corporate bonds Municipals Treasuries Agency debentures Agency mortgages Small Business Administration loans OECD governments Investment Portfolio Government/Agency Structured Securities Unsecured Credit Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. OECD=Organization for Economic Cooperation and Development ASSETS: INVESTMENT PORTFOLIO (PERIOD END 09/30/09) State Street 2

State Street Assets selected using rigorous credit process Diversified by asset class and geography 80.4% AAA / AA rated at 09/30/09 Constructed to perform well through periods of economic weakness Unrealized after-tax AFS & HTM MTM = $(2.985)B(1) at 09/30/09 INVESTMENT PORTFOLIO DETAIL (PERIOD END 09/30/09) Investment Portfolio Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. (1) At 09/30/09: After-Tax Unrealized MTM Gain/(Loss) includes after-tax unrealized loss on securities available for sale of ($1,786)M, after-tax unrealized loss on securities held to maturity of ($139)M and after-tax unrealized loss remaining on securities transferred from available for sale to held to maturity of ($1,060)M. US$ in billions AAA AA A BBB <BBB NR Total 12/31/04 $35.2 $0.7 $1.2 $0.1 - $0.5 $37.7 93.4% 1.9% 3.3% 0.3% - 1.1% 100.0% 12/31/07 $67.0 $4.9 $2.2 $0.8 - $0.8 $75.7 88.5% 6.5% 2.9% 1.1% - 1.0% 100.0% 12/31/08 $61.6 $8.8 $3.9 $2.9 $0.8 $0.8 $78.8 78.2% 11.1% 4.9% 3.7% 1.1% 1.0% 100.0% 09/30/09 $67.1 $11.4 $6.3 $3.8 $7.8 $1.2 $97.6 68.8% 11.6% 6.5% 3.9% 8.0% 1.2% 100.0% 3

STATE STREET

Investment Portfolio

INVESTMENT PORTFOLIO (AT PERIOD END)

	Q1 '08	Q2 '08	Q3 '08	Q4 '08	Q1 '09	Q2 '09	Q3 '09	Q3 '09 Asset Value
Size of portfolio	$75.4B	$75.0B	$78.0B	$78.8B	$77.5B	$86.7B	$97.6B	—
Ratings	86.7% AAA 7.6% AA	84.4% AAA 8.7% AA	84.4% AAA 8.7% AA	78.2% AAA 11.1% AA	73.1% AAA 11.2% AA	67.3% AAA 12.3% AA	68.8% AAA 11.6% AA	—
Unrealized after-tax MTM gain/(loss)	$(1,940)M	$(2,012)M	$(3,282)M	$(6,316)M	$(5,851)M	$(4,747)M	$(2,985)M[3]	—
Credit watch[1]	558	43	789	62	308	88	125	$3.3B
Credit watch ex Munis[1]	7	43	32	21	173	84	123	$3.3B
Downgrades[2]	442	632	49	935	423	380	344	$8.2B
Downgrades ex Munis[2]	15	29	36	164	287	164	307	$8.2B
Defaults	0	0	0	0	0	7[4]	0	$0

Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred.

(1) Securities/municipals and corporate issuers added to negative credit watch within the respective quarter, excluding downgrades.
(2) Securities/municipals and corporate Issuers downgraded in respective quarter. We report downgrades based on the lower of the Moody's or S&P ratings; based on this methodology approximately $3 billion of the $8.2 billion has been downgraded by another rating agency and reported in previous quarters, leaving $5 billion net new downgrades in the third quarter.
(3) At 09/30/09: After-Tax Unrealized MTM Gain/(Loss) includes after-tax unrealized loss on securities available for sale of ($1,786)M, after-tax unrealized loss on securities held to maturity of ($139)M and after-tax unrealized loss remaining on securities transferred from available for sale to held to maturity of ($1,060)M.
(4) Due to Syncora wrap

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State Street Investment Portfolio HOLDINGS BY ASSET CLASS (PERIOD END 09/30/09) Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. (1) At 09/30/09: After-Tax Unrealized MTM Gain/(Loss) includes after-tax unrealized loss on securities available for sale of ($1,786)M, after-tax unrealized loss on securities held to maturity of ($139)M and after-tax unrealized loss remaining on securities transferred from available for sale to held to maturity of ($1,060)M. Ratings Book Value ($B) Book Value (% Total) Unrealized After-tax MTM Gain/(Loss) ($M) Investment AAA AA A BBB <BBB NR # CUSIPS Government/Agency securities 100% — — — — — 15.4 15.8 11 496 Asset-backed securities 66% 14% 8% 4% 8% — 43.7 44.8 (2,049) 1,434 Mortgage-backed securities 72% 3% 3% 4% 18% — 24.5 25.1 (821) 1,836 Commercial mortgage-backed securities 93% 3% 2% 2% — — 4.3 4.4 (189) 143 Corporate bonds 2% 14% 53% 29% 2% — 2.6 2.7 51 176 Municipal bonds 12% 53% 25% 6% — 4% 2.5 2.5 77 5,150 Clipper tax-exempt bonds/other 16% 59% 1% — — 24% 4.6 4.7 (65) 500 TOTAL PORTFOLIO 68.8% 11.6% 6.5% 3.9% 8.0% 1.2% 97.6 100.0 (2,985) 9,735 5

State Street Investment Portfolio ASSET-BACKED SECURITIES HOLDINGS (PERIOD END 09/30/09) Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. Unrealized After-tax Ratings Book Value ($B) Book Value (% Total) MTM Gain/(Loss) ($M) Investment AAA AA A BBB <BBB NR # CUSIPS Student Loans 88% 11% 1% — — — 12.4 28.4 (580) 211 Credit Cards 83% — 8% 7% 2% — 6.8 15.6 67 178 Auto/Equipment 65% 14% 16% 5% — — 2.1 4.8 34 104 Foreign RMBS 70% 14% 12% 2% 2% — 13.1 30.0 (140) 401 CLOs 40% 43% 8% 5% 4% — 2.1 4.8 (21) 71 Sub-Prime 13% 26% 11% 6% 44% — 5.2 11.9 (1,282) 362 HELOC — 23% 1% 10% 66% — 0.5 1.1 (66) 47 Other 28% 7% 24% 26% 15% — 1.5 3.4 (61) 60 TOTAL ABS 66.3% 13.8% 8.2% 4.1% 7.6% — 43.7 100.0 (2,049) 1,434 6

State Street Investment Portfolio ASSET- BACKED SECURITIES COLLATERALIZED BY SUB-PRIME FIRST- LIEN MORTGAGES (AT PERIOD END) (1) Securities/municipals and corporate issuers added to negative credit watch within the respective quarter, excluding downgrades. (2) Securities/municipals and corporate Issuers downgraded in respective quarter. Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. Q1 ’08 Q2 ’08 Q3 ’08 Q4 ’08 Q1 ’09 Q2 ’09 Q3 ’09 Q3 ’09 Asset Value Size of portfolio $5.9B $5.7B $5.5B $5.8B $5.7B $5.5B $5.2B — Ratings 70% AAA 30% AA 62% AAA 38% AA 57% AAA 34% AA 5% A 3% BBB 1% BB 38% AAA 32% AA 10% A 17% BBB 3% <BBB 17% AAA 28% AA 9% A 10% BBB 36% <BBB 14% AAA 29% AA 9% A 11% BBB 37% <BBB 13% AAA 26% AA 11% A 6% BBB 44% <BBB Credit enhancement 41.4% 42.6% 44.5% 42.7% 42.3% 41.7% 40.9% — Unrealized MTM after-tax gain/(loss) $(574)M $(592)M $(801)M $(1,210)M $(1,458)M $(1,544)M $(1,282)M —Credit watch(1) 0 3 12 3 30 0 8 $61M Downgrades(2) 3 12 19 75 150 22 103 $2,346M Defaults 0 0 0 0 0 0 0 $0 7

STATE STREET

Investment Portfolio

STRESS COVERAGE: ASSET-BACKED SECURITIES PORTFOLIO (PERIOD END 09/30/09)

Govt. student loans: $11.5B	HCL: <0.1% Avg. CE: >100% - 98% govt. guarantee + 5.5% CE	SFL: 12% - Historic default rate before government guarantees with 0% recoveries With >100% credit enhancement, no risk of loss
Private student loans: $0.9B	HCL: 3.8% - With insurance Avg. CE: 13.5%	SFL: 9.3% - Assumes no insurance; industry/rating agency assumption Coverage 1.45x
Credit cards: $6.8B	HCL: 11.0% = wgtd. avg. charge-offs Avg. CE: 22.69%	SFL: 12% - Industry projected peak charge-offs Coverage: 1.9x
Auto/equipment: $2.1B	HCL: 1.2% - Excluding wrapped deals Avg. CE: 15.4% - Excluding wrapped deals	SFL: 2.1% - Using worst vintage in 10 years (2001) blended by portfolio weighting, excluding wrapped deals Coverage: 7.33x
Foreign RMBS: $13.1B	HCL: 0.23% Avg. CE: 9.35%	SFL: 1.91% - Aggregate regional projection averaged by holdings Coverage: 4.88x
CLO/CREs: $2.1B	HCL: 2.7% - Current Gross Defaults Avg. CE: 26.6%	SFL: 8.0% - Industry projection of 12% default rate with only half the long-term recovery rate of 70% Coverage: 3.3x
Sub-prime: $5.2B	HCL: 8.01% Avg. CE: 40.94% - AAA 56.26%, AA 52.71%	SFL: 27.8% - Roll rate analysis average across all vintages Coverage 1.47X
HELOC: $0.5B	HCL: 0% - With insurance Avg. CE: 2.3% overcollateralization plus monoline insurance	SFL: If all monoline wrappers except FSA fail and defaults stay elevated in perpetuity, and we have 0% recoveries, pre-tax loss is = $(51.41)M

HCL = historic cumulative loss; Avg. CE = average credit enhancement; CRE = Commercial Real Estate; SFL = STT's stressed future losses; Coverage = Avg. CE/SFL

See Appendix for additional information

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State Street Investment Portfolio MORTGAGE-BACKED SECURITIES HOLDINGS (PERIOD END 09/30/09) Ratings Book Value ($B) Book Value (%Total) Unrealized After-tax MTM Gain/(Loss) ($M) Investment AAA AA A BBB <BBB NR # CUSIPS Agency MBS 100% — — — — — 16.0 55.6 66 1,408 Non-Agency MBS 19% 9% 7% 12% 53% — 8.5 29.5 (887) 428 CMBS 93% 3% 2% 2% — — 4.3 14.9 (189) 143 TOTAL MBS 75.3% 3.0% 2.3% 3.8% 15.6% — 28.8 100.0 (1,010) 1,979 9

State Street Investment Portfolio STRESS COVERAGE: MORTGAGE-BACKED SECURITIES PORTFOLIO (PERIOD END 09/30/09) HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL See Appendix for additional information. Agency MBS: $16.0B 100% AAA-backed primarily by Fannie Mae, Freddie Mac & Ginnie Mae Securities No losses expected Non-Agency Prime MBS: $6.7B HCL: 1.01% Avg. CE: 8.90% SFL: 4.93% - Roll rate analysis Coverage: 1.80X Alt-A: $1.8B HCL: 2.55% Avg. CE: 19.47% SFL: 15.46% - Roll rate analysis Coverage: 1.26X CMBS: $4.3B HCL: 0.25% Avg. CE: 24.8% SFL: 10% - Highest historic cumulative loss for any single CMBS deal Coverage: 2.5X 10

State Street Investment Portfolio Philosophy: Assets are purchased based on an independent assessment of their underlying credit quality, not based on the insurance “wrap” provided As a result, our exposure to “wraps” for protection is secondary and is relatively small Diversified by monoline insurer $3.4B of insurance covers 4,132 issues Municipal bonds: $1.951B (4,026 issues) Sub-prime asset-backed securities: $81M (27 issues) Home Equity Lines of Credit: $499M (49 issues) If all securities were “unwrapped,” the 80.4% AAA/AA rating would become 79.4% AAA/AA rating* INVESTMENT PORTFOLIO - MONOLINE INSURANCE COVERAGE (PERIOD END 09/30/09) * Estimate based on rating agency methodology. 11

State Street Investment Portfolio INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE (PERIOD END 09/30/09) * Estimate based on rating agency methodology.AAA AA A BBB <BBB NR Total Credit quality 68.8% 11.6% 6.5% 3.9% 8.0% 1.2% 100% Credit quality unwrapped* 68.7% 10.7% 7.1% 4.1% 8.0% 1.4% 100% AAA & AA Combined Credit quality 80.4% Credit quality unwrapped* 79.4% 12

State Street Investment Portfolio TOTAL MONOLINE EXPOSURE (PERIOD END 09/30/09) Includes Investment Portfolio, Galleon, Clipper, Schooner, Spinaker, and CTEC positions. CTEC and Portfolio muni's are reported in separate columns. # - Number of cusips BOOK VALUE ($M) # ($M) # ($M) # ($M) # ($M) # ($M) # ($M) # ($M) # ($M) % # Moody S&P Insurer Rating Total Subprime BQ Muni Student Loan Other CLO Alt-A HELOC Auto Loan FSA $17 3 $111 6 $692 1,405 $99 6 $54 2 $95 2 $1,068 31% 1,424 Aa3 AAA NAT-RE $463 776 $463 14% 776 Baa1 A MBIA $16 9 $99 13 $7 1 $3 1 $244 4 $369 11% 28 B3 BB+ AMBAC $30 1 $44 12 $197 14 $235 547 $1 1 $221 6 $728 21% 581 Caa2 CC FGIC $4 3 $92 16 $7 13 $53 3 $156 5% 35 WR NR Syncora $249 624 $249 7% 624 Ca D CIFG $140 361 $23 1 $163 5% 362 Caa2 CC RADIAN $2 3 $2 0% 3 Ba1 BBB- Assured $163 297 $43 2 $206 6% 299 Aa2 AAA Total $30 1 $81 27 $499 49 $1,951 4,026 $107 8 $3 1 $120 5 $613 15 $3,404 4,132 13

State Street Investment Portfolio CAPITAL STRUCTURE (AT PERIOD END) For a description, and as applicable, a reconciliation of the above ratios, see “Additional Information” in, and the addendum to, the accompanying third quarter 2009 State Street Corporation earnings press release dated October 20, 2009. Minimum “Well Cap” Tier 1 Leverage applies to State Street Bank only. State Street Corp State Street Bank "Well Cap" Q2 ‘09 Q3 ‘09 Q2 ‘09 Q3 ’09 Tier 1 Leverage 5% 7.26% 8.16% 6.61% 7.52% Tier 1 Capital 6% 14.53% 15.55% 13.38% 14.49% Tier 1 Common Ratio 12.57% 13.58% Total Capital 10% 15.87% 16.81% 14.95% 15.99% Tangible Common Equity 4.96% 5.73% TCE / RWA 8.52% 10.52% 14

STATE STREET

Investment Portfolio

TCE IMPROVEMENT PLAN

	Q1 '09	Q2 '09	Q3 '09	Q4 '09 Forecast
TCE Ratio at beginning of period	1.19%	2.22%	4.96%	5.73%
Organic capital	+29 bps	+51 bps	+31 bps	+32 bps
Dividend reduction	+8 bps	+8 bps	+8 bps	+8 bps
Price improvement	+30 bps	+51 bps	+61 bps	+0 bps
Securities paying down / maturing	+21 bps	+26 bps	+19 bps	+36 bps
Capital issuance	+0 bps	+188 bps	+0 bps	+0 bps
TARP repay (include warrant)	+0 bps	-9 bps	-2 bps	+2 bps
Balance sheet change	+15 bps	-41 bps	-40 bps	-27 bps
TCE Ratio at end of period	2.22%	4.96%	5.73%	6.24%

For a description, and as applicable, a reconciliation of the above ratios, see "Additional Information" in, and the addendum to, the accompanying third quarter 2009 State Street Corporation earnings press release dated October 20, 2009.

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State Street Investment Portfolio TCE CALCULATIONS (AT PERIOD END) – STATE STREET CORP Tangible Common Ratio Regulatory Ratios Q2 ‘09 Q3 ‘09 Q2 ‘09 Q3 ’09 Common equity 12,103 13,629 Tier 1 capital 10,740 11,461 Total goodwill and intangibles 6,337 6,399 Tier 1 common 9,290 10,011 Adjusted equity 5,766 7,230 Total capital 11,728 12,391 DTL - nondeductible purchased intangibles 532 524Tangible common equity 6,298 7,754 Adjusted average assets 147,966 140,501 Risk-weighted assets 73,918 73,716 Total assets - end of period 153,421 163,277 Less: Tier 1 leverage ratio 7.26% 8.16% Total goodwill and intangibles 6,337 6,399 Tier 1 capital ratio 14.53% 15.55% AMLF assets 300 0 Tier 1 common ratio 12.57% 13.58% Deposits with central bank 20,449 22,125 Total capital ratio 15.87% 16.81% Adjusted assets 126,335 134,753 DTL - nondeductible purchased intangibles 532 524 Total tangible assets 126,867 135,277 Tangible common equity ratio 4.96% 5.73% 16

State Street Investment Portfolio APPENDIX 17

State Street Investment Portfolio – Appendix INFORMATION CONCERNING OUR INVESTMENT PORTFOLIO The following is intended to provide a general overview of the terms, analysis and our monthly surveillance process used in the foregoing slides that discuss State Street Corporation’s (“State Street”) investment portfolio. As a general matter, the preceding slides summarize key performance statistics including credit enhancement and the stress analysis, as determined by State Street for each asset position. It should be noted that slides represent a point in time depiction and that results can fluctuate each month. We place our securities into asset classes using industry standard nomenclature. Some of the asset classes detailed in the slides include government student loans (“Govt. student loans”), private student loans, credit cards, automobile and equipment (“Auto/equipment”), foreign residential mortgage-backed security (“Foreign RMBS”), collateralized loan obligations (“CLOs”), sub-prime mortgages (“Sub-prime”), Home Equity Line of Credit (“HELOC”), agency mortgage-backed security (“Agency MBS”), non-agency mortgage-backed security, non-alternative A (“Non Agency MBS, Non-Alt-A”), non-agency mortgage-backed security, alternative A (“Non-Agency MBS, Alt-A”), and commercial mortgage-backed securities (“CMBS”). As noted in the slides, State Street’s investment portfolio contains asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). ABS represent a secured interest in a pool of assets, while MBS represent ownership of an undivided interest in a group of mortgages. In evaluating each asset position for potential stressed future losses (“SFL”), State Street considers a number of factors including historical cumulative loss (“HCL”), average credit enhancement (“Avg. CE”), and State Street’s coverage amount (“Coverage”). The calculation of each of these factors is discussed in detail and with more specificity below. SFL Stressed future losses are State Street’s estimate of potential future losses under a stressed economic scenario. We can not provide a generic calculation applicable across all asset classes as our estimates for each asset class are unique and in many cases are not a calculation, but a figure based upon our subjective assessment of relevant worst case historical performance. In the cases where we calculate a projected loss ourselves we describe the calculation in the slides. As SFL can be based upon historical worst case scenarios, SFL will vary among the asset classes, which we describe in our slides. Certain assumptions made by State Street in estimating SFL for various asset classes are set forth below. 18

STATE STREET

Investment Portfolio - Appendix

- *Government Student Loans:* Based on the average Sallie Mae Non-consolidation FFELP vintages 2001-2006.
- *Private Student Loans:* Based on forecasted private student loan gross default rates of 17.85% with a recovery rate of approximately 48%.
- *Credit Cards:* Based on the average industry projections for peak charge-offs in the current credit cycle.
- *Auto/Equipment:* Based on the worst annual cumulative net loss vintage (2001) going back to 1997 using 65% Barclay's prime auto index, 34% Barclay's near prime auto index, and 1% Barclay's sub prime index, consistent with the split of the portfolio's prime, near prime, and sub prime auto holdings after backing out deals wrapped by monoline insurers. This is combined with the worst experience of an agency international auto index on a 33% US, 67% non-US weighted basis.
- *Foreign RMBS:* Applied the following assumptions weighted by regional exposure

Australian MBS:	0.0%	No losses expected
Dutch MBS:	0.5%	Based on historical Dutch performance, which in recent years has been 0.05%
UK Prime MBS:	2.5%	Used a simple average of five worst historical performing vintages, using historical severities
UK Non-conforming:	7.5%	No historical performance available, so used 3X Prime, which is consistent with that used by rating agencies
Spanish MBS:	3.0%	Used a 4x multiple to the worst performing Spanish RMBS transaction's cumulative default rate and a historically conservative recovery rate.
Italian MBS:	1.5%	Used a 2x multiple to the worst performing Italian RMBS transaction's cumulative default rate and a historically conservative recovery rate.
Russian MBS:	8.0%	Used a 4x multiple to the worst performing Russian RMBS transaction's cumulative default rate and a historically conservative recovery rate.
Greek MBS:	1.0%	Used an additional 2-3x stress to the worst performing Greek RMBS transaction's cumulative gross default figure, which was 0.7%
Portuguese MBS:	4.0%	Used a 4x multiple to the worst performing Portuguese RMBS transaction's cumulative default rate and a historically conservative recovery rate.

- *CLOs:* Based on an industry projection of 12% spec. grade default rate with half of the long-term recovery rate on senior secured bank loans of 70%. The average recover rate of 70% is from data covering issues from 1982-2005.

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State Street Subprime: Calculated by applying projected loss assumptions to the remaining pool of mortgages based upon the stage within the delinquency pipeline, (i.e. current to foreclosure), to obtain a projected future gross loss. A 70% severity rate for 2006 and 2007 vintages, a 65% for 2005 vintages, and a 55% severity rate for vintages prior to 2005 was applied to obtain the stressed future net loss. HELOC: Main assumptions include – 100% loss severity, projected loss rate of current 3-month average loss rate and projected payment rates at current 3-month average payment rates. Agency MBS: No losses are assumed due to implied (Fannie Mae and Freddie Mac) or explicit (Ginnie Mae) government guarantee. Non-Agency MBS (Prime): Calculated by applying projected loss assumptions to the remaining pool of mortgages based upon the stage within the delinquency pipeline, (i.e. current to foreclosure), to obtain a projected future gross loss. An interpolated severity based on current LTV and a future negative HPA assumption. Non-Agency MBS (Alt-A): Calculated by applying projected loss assumptions to the remaining pool of mortgages based upon the stage within the delinquency pipeline, (i.e. current to foreclosure), to obtain a projected future gross loss. An interpolated severity based on current LTV and a future negative HPA assumption. CMBS: Based on the worst historical cumulative loss ever experienced by any one CMBS securitized deal. Investment Portfolio – Appendix 20

State Street Investment Portfolio – Appendix HCL Historical cumulative loss is determined by State Street based upon data obtained from third party providers. Avg. CE Credit enhancement is determined by State Street based upon data obtained from third party providers. CE can include excess spread for the most recent year, over collateralization, cash reserves, and subordination. Coverage Coverage is calculated by dividing CE by SFL, which results in the coverage multiple. Coverage is provided as a measure of excess enhancement above our projected future losses under a stressed economic scenario. As noted above and in the slides, in performing these calculations we collect and use information provided by third party providers. The information we used to create these slides included information from the latest surveillance reports that included data from servicer reports received during the most recent month. Third party sources use assumptions, judgments and estimates in determining data, and different third parties may provide different data. It should be noted that certain securities report on a quarterly vs. monthly basis. For those securities, the most recent available information was used. It should be noted that industry information, rather than portfolio experience was used in certain instances where industry information resulted in a more conservative approach. State Street does not independently verify the data obtained from third party providers that is used in determining and estimating SFL, HCL, Avg. CE and Coverage and the information is subject to the risk of inaccuracy. As noted above and in the slides, State Street’s estimates are based upon various subjective assumptions, and there is no assurance that these assumptions accurately predict maximum potential or likely future losses. 21